UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2022

G-III APPAREL GROUP, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)
(Address of principal executive offices)
512 Seventh Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

(212) 403-0500

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GIII	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 30, 2022, G-III Apparel Group, Ltd. (the “Company”) announced its results of operations for the third fiscal quarter ended October 31, 2022. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1.

Item 8.01 Other Matters.

On November 30, 2022, the Company announced the extension of licenses for Calvin Klein and Tommy Hilfiger products. Below is a chart setting forth the new extended term, any potential renewal term or the existing current term for the Calvin Klein and Tommy Hilfiger license agreements. This chart updates the chart contained in our Annual Report on Form 10-K for the fiscal year ended January 31, 2022 (the “Form 10-K”).

	Date Current	Date Potential Renewal
License	Term Ends	Term Ends
Calvin Klein (Men's outerwear)	December 31, 2025	None
Calvin Klein (Women's outerwear)	December 31, 2025	None
Calvin Klein (Women's dresses)	December 31, 2026	None
Calvin Klein (Women's suits)	December 31, 2026	December 31, 2029
Calvin Klein (Women's performance wear)	December 31, 2025	None
Calvin Klein (Women's better sportswear)	December 31, 2024	None
Calvin Klein (Better luggage)	December 31, 2027	None
Calvin Klein (Women's handbags and small leather goods)	December 31, 2026	None
Calvin Klein (Men's and women's swimwear)	December 31, 2026	None
Calvin Klein Jeans (Women's jeanswear)	December 31, 2024	None
Tommy Hilfiger (Men's and women's outerwear)	December 31, 2025	None
Tommy Hilfiger (Luggage)	December 31, 2027	None
Tommy Hilfiger (Women's sportswear)*	December 31, 2025	None
Tommy Hilfiger (Women's dresses)*	December 31, 2026	None
Tommy Hilfiger (Women's suits)*	December 31, 2026	December 31, 2029
Tommy Jeans*	December 31, 2023	None
Tommy Hilfiger x Leagues	December 31, 2025	None

* These categories are part of the Tommy Hilfiger license agreement that is referred to as “Women’s apparel” in our Form 10-K. We have separated these categories for presentation purposes in this chart as there are different term end dates for these categories in the amendment to the Women’s apparel license agreement.

We are dependent on sales of licensed products for a substantial portion of our revenues. Net sales of products under the Calvin Klein and Tommy Hilfiger brands constituted approximately 48.2% of our net sales in the nine months ended October 31, 2022, approximately 50.7% of our net sales in fiscal 2022 and approximately 53.5% of our net sales in fiscal 2021.

The amendments to the license agreements for Calvin Klein and Tommy Hilfiger products provide for staggered extensions by category that expire beginning December 31, 2024 and continuing through December 31, 2027. PVH, the owner of these two brands, has indicated that it intends to produce these products itself once these license agreements expire. Unless we are able to increase the sales of our other products, acquire new businesses and/or enter into other license agreements covering different products, the inability to renew the Calvin Klein and Tommy Hilfiger license agreements would cause a significant decrease in our net sales and have a material adverse effect on our results of operations.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

None.

(b)Pro Forma Financial Information.

None.

(c)Shell Company Transactions

None.

(d)Exhibits.

99.1	Press release of G-III Apparel Group, Ltd. issued on November 30, 2022 relating to its third quarter fiscal 2023 results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information reported under Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of G-III Apparel Group, Ltd. issued on November 30, 2022 relating to its third quarter fiscal 2023 results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: November 30, 2022	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

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